                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2004
                                                        -----------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

           New York                       0-3319                13-1784308
           --------                       ------                ----------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)          Identification No.)

                 One Commerce Park, Valhalla, NY           10595
                 ------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY IN TO A MATERIAL DEFINITIVE AGREEMENT.
            --------------------------------------------

            On September 8, 2004, the registrant  entered into a non-competition agreement  (the  "Agreement")  with  Walter F.  Schneider,  the Chief  Executive
Officer and President of the registrant. The Agreement, which is attached hereto as EXHIBIT 99.01 and incorporated herein by reference, provides for a payment of
$225,000 by the  registrant  to Mr.  Schneider  upon the  occurrence  of certain events as specified in the Agreement.  In  consideration  for this payment,  Mr.
Schneider has agreed to forego certain rights to compete with the registrant, as more fully described in the Agreement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

     (a)    Financial Statements of Businesses Acquired.

            Not Applicable.

     (b)    Pro Forma Financial Information.

            Not Applicable.

     (c)    Exhibits.

            99.01 Non-Competition Agreement dated September 8, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DEL GLOBAL TECHNOLOGIES CORP.
                                      -----------------------------
                                               (Registrant)

Date: September 10, 2004
                                      By: /s/ Walter Schneider
                                          --------------------------------------
                                          Walter Schneider
                                          Chief Executive Officer and President

                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

99.01                          Non-Competition Agreement dated September 8, 2004